SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2002

S1 CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road, Suite 200, Atlanta, Georgia 30326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 5.  Other Events.

               On July 30, 2002, S1 Corporation (“S1”) issued a press release announcing the results of operations for the second quarter of 2002. That press release is filed as Exhibit 99.1 to this report. Also on July 30, 2002, S1 held a conference call during which S1 discussed its second quarter results and presented certain other material relating to S1 and its operations. A taped replay of the conference call is available for play-back by dialing 888-203-1112 (U.S. and Canada) or (719) 457-0820 (international). The access code is 516300. The replay will be active until 5:00 p.m. EDT on August 5, 2002.

Item 7.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Description

99.1	Press release, dated July 30, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

/s/ Richard P. Dobb

Richard P. Dobb Vice President, General Counsel and Secretary

Date: July 31, 2002

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release, dated July 30, 2002.